Note 11 - Derivatives and Fair Value Disclosures (Detail) - Fair Values for Assets and Liabilities Measured on a Recurring Basis (USD $)	Sep. 30, 2012	Dec. 31, 2011
Interest Rate Swap Agreements	$ 6,939,736	$ 9,401,798
Total	6,939,736	9,401,798
Fair Value, Inputs, Level 2 [Member]
Interest Rate Swap Agreements	6,939,736	9,401,798
Total	$ 6,939,736	$ 9,401,798